Exhibit 99.2


                         UNAUDITED FINANCIAL STATEMENTS




                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           NOVEMBER 30, 2005 AND 2004

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)


                                      INDEX
--------------------------------------------------------------------------------


REVIEWED FINANCIAL STATEMENTS                                          PAGE


BALANCE SHEETS                                                          1

STATEMENTS OF OPERATIONS                                                2

STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIT)                      3

STATEMENTS OF CASH FLOWS                                                4

NOTES TO FINANCIAL STATEMENTS                                          5-8

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                                 Balance Sheets
                           November 30, 2005 And 2004
--------------------------------------------------------------------------------

                                                                                                 2005              2004
                                                                                                 ----              ----
                                                          ASSETS
Current Assets:
    Cash                                                                                          $19,408         $212,203
    Advance on fees                                                                                 7,500            7,500
                                                                                        -----------------------------------
         Total current assets                                                                      26,908          219,703
                                                                                        -----------------------------------

Property and Equipment:
    Lab equipment                                                                                  18,983                0
    Computer equipment                                                                             10,516            4,672
    Office equipment                                                                                8,084            5,590
                                                                                        -----------------------------------
         Total                                                                                     37,583           10,262
    Less, accumulated depreciation                                                                (6,534)            (647)
                                                                                        -----------------------------------
         Total property and equipment - net                                                        31,049            9,615
                                                                                        -----------------------------------

Other Assets:
    Investment in Biophan Technologies, Inc.                                                    8,467,698                0
    Security deposit                                                                                2,249            2,249
                                                                                        -----------------------------------
         Total other assets                                                                     8,469,947            2,249
                                                                                        -----------------------------------

Total                                                                                          $8,527,904         $231,567
                                                                                        ===================================

                                              LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
    Trade accounts payable                                                                       $301,771          $75,379
    Accrued payroll                                                                                 1,680                0
    Due to related parties                                                                         59,300           68,050
                                                                                        -----------------------------------
         Total current liabilities                                                                362,751          143,429
                                                                                        -----------------------------------

Members' Equity:
    Members' equity - Class A                                                                  10,539,621          191,323
    Member's equity - Class B                                                                   1,825,250          840,000
    Class A Units to be issued                                                                    300,000                0
    Accumulated other comprehensive loss                                                      (2,114,545)                0
    Deficit accumulated during the development stage                                          (2,385,173)        (943,185)
                                                                                        -----------------------------------
         Total members' equity                                                                 8,165,1513           88,138
                                                                                        -----------------------------------

Total                                                                                          $8,527,904         $231,567
                                                                                        ===================================

   The accompanying notes are an integral part of these financial statements.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                            Statements Of Operations
             For The Eleven Months Ended November 30, 2005 And 2004
--------------------------------------------------------------------------------

                                                                                            2005                 2004
                                                                                            ----                 ----
Revenues - Net                                                                                     $0                   $0
                                                                                 ------------------------------------------

Expenses:

    Research expenses                                                                         840,449              540,110

    Regulatory expenses                                                                       122,217                9,701

    Business development expenses                                                             206,196               94,915

    Administrative expenses                                                                   186,992              104,636
                                                                                 ------------------------------------------
         Total expenses                                                                     1,355,854              749,362
                                                                                 ------------------------------------------

Net Loss                                                                                 $(1,355,854)           $(749,362)
                                                                                 ==========================================

   The accompanying notes are an integral part of these financial statements.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
               Statements Of Changes In Members' Equity (Deficit)
             For The Eleven Months Ended November 30, 2005 And 2004
--------------------------------------------------------------------------------

                                                                                                       Deficit
                                                                                         Accumulated  Accumulated
                                                                                         Other        During the
                                     Comprehensive                        Class A Units  Comprehensive Development
                                          Loss      Class A      Class B   To Be Issued    Loss        Stage       Total
                                          ----      -------      -------   ------------    ----        -----       -----
Members' Equity (Deficit) - January                   $191,323          $0          $0          $0  $(193,823)    $(2,500)
1, 2004

   Member contributions / issuance of
   units                                                21,250     865,000           0           0           0     886,250

   Finder's fees                                      (21,250)    (25,000)           0           0           0    (46,250)

   Net loss from operations                                  0           0           0           0   (749,362)   (749,362)
                                                   ------------------------------------------------------------------------

Members' Equity (Deficit) - November
30, 2004                                              $191,323    $840,000          $0          $0   $(943,185)     $88,138
                                                   ========================================================================

Members' Equity (Deficit) - January
1, 2005                                               $201,151    $872,500          $0          $0 $(1,029,319)    $44,332

   Member contributions / issuance of
   units                                            10,422,070   1,052,500     300,000           0           0  11,774,570

   Finder's fees                                      (83,600)    (99,750)           0           0           0   (183,350)

   Net loss from operations            $(1,355,854)          0           0           0           0 (1,355,854) (1,355,854)

     Unrealized loss on marketable
     securities                        (2,114,545)           0           0           0 (2,114,545)           0 (2,114,545)
                                       ------------------------------------------------------------------------------------

     Comprehensive loss - 1/1/05 to
     11/30/05                          $(3,470,399)
                                       ============

Members' Equity (Deficit) - November
30, 2005                                           $10,539,621  $1,825,250    $300,000 $(2,114,545) $(2,385,173) $8,165,153
                                                   ========================================================================


   The accompanying notes are an integral part of these financial statements.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                            Statements Of Cash Flows
             For The Eleven Months Ended November 30, 2005 And 2004
--------------------------------------------------------------------------------

                                                                                   2005                2004
                                                                                   ----                ----
Cash Flows From Operating Activities:
    Net loss                                                                       $(1,355,854)          $(749,362)
                                                                           -----------------------------------------
    Adjustments to reconcile net loss to net cash used
        for operating activities:
        Depreciation                                                                      5,742                 647
        Decrease (increase) in operating assets:
           Advances on fees                                                                   0             (7,500)
           Security deposit                                                                   0             (2,249)
        Increase (decrease) in operating liabilities:
           Trade accounts payable                                                       242,860              75,379
           Accrued payroll                                                                1,682                   0
           Due to related parties                                                      (14,177)              65,550
                                                                           -----------------------------------------
               Total adjustments                                                        236,107             131,827
                                                                           -----------------------------------------
           Net cash used for operating activities                                   (1,119,747)           (617,535)
                                                                           -----------------------------------------

Cash Flows From Investing Activities:
    Costs incurred for investment in Biophan Technologies, Inc.                       (243,775)                   0
    Purchase of property and equipment                                                 (27,321)            (10,262)
                                                                           -----------------------------------------
           Net cash used for investing activities                                     (271,096)            (10,262)
                                                                           -----------------------------------------

Cash Flows From Financing Activities:
    Member contributions and issuance of units                                        1,052,500             865,000
    Payment of finder's fees                                                           (99,750)            (25,000)
    Advances received from Biophan Technologies, Inc.                                   300,000                   0
                                                                           -----------------------------------------
           Net cash provided by financing activities                                  1,252,750             840,000
                                                                           -----------------------------------------

Net Increase (Decrease) In Cash                                                       (138,093)             212,203

Cash - Beginning                                                                        157,501                   0
                                                                           -----------------------------------------

Cash - Ending                                                                           $19,408            $212,203
                                                                           =========================================

Summary of Non-Cash Investing and Financing Activities:
    Finder's fees paid by issuance of membership units                                  $83,600             $21,250
                                                                           =========================================
    Common stock of Biophan Technologies, Inc. purchased by issuance of
    Class A Units                                                                   $10,338,468                  $0
                                                                           =========================================

   The accompanying notes are an integral part of these financial statements.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes To Financial Statements
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies:

Business Activity - Myotech, LLC (the "Company") is a privately held medical technology development company headquartered in Rochester, New York. The Company was formed in July 2003 as a New York limited liability company to commercialize a new cardiac therapy device consisting of a family of medical products based upon "Direct Mechanical Ventricular Actuation ("DMVA")" cardiac assist technologies. These technologies enable production of a new type of heart assist device for more effectively treating patients with many types of heart failure.

The Company is in the development stage and is expected to remain so for at least the next twelve months. The Company has not generated any material revenues throughout its history. The Company's ability to continue in business is dependent upon obtaining sufficient financing or attaining future profitable operations.

Members' Equity - The members' equity consists of two classes of ownership. The Class A members have voting rights and consist of the founders and directors. The Class B members have non-voting rights. The Company stopped accepting additional Class B investments effective September 10, 2005. The activity in membership units consists of the following:

                                                          Class A         Class B           Total
                                                          -------         -------           -----
      Number of units - January 1, 2004                  5,750,000                0        5,750,000
          Membership units issued                           38,696          432,500          471,196
                                                   --------------------------------------------------
      Number of units - November 30, 2004                5,788,696          432,500        6,221,196
                                                   ==================================================

      Number of units - January 1, 2005                  5,789,321          450,000        6,239,321
          Membership units issued                        3,851,538          526,250        4,377,788
          Units transferred                               (53,050)           53,050                0
                                                   --------------------------------------------------
      Number of units - November 30, 2005                9,587,809        1,029,300       10,617,109
                                                   ==================================================

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - For the purposes of the balance sheets and statements of cash flows, cash and cash equivalents include deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Property and Equipment - Property and equipment, including major renewals and betterments, are recorded at cost and are depreciated using the straight-line and accelerated methods over their estimated useful lives. Upon retirement or disposal of an asset, the cost and related accumulated depreciation are eliminated and any gain or loss is included in operations. Depreciation is computed over the following periods:

                  Lab equipment                             5 Years
                  Computer equipment                        5 Years
                  Office equipment                          7 Years

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes To Financial Statements
--------------------------------------------------------------------------------

Finder's fees - Finder's fees represent amounts paid to individuals for successfully attracting outside individuals to become investors of the Company. Some of these finder's fees are paid in cash, and are based on a percentage of the number of units purchased by an individual. Some of these finder's fees are paid in additional units, and are based on a different percentage of the number of units purchased by an individual.

                                                                    2005                2004
                                                                    ----                ----
                  Finder's fees - Cash                               $99,750            $25,000
                  Finder's fees - Additional Class A units            83,600             21,250
                                                               ---------------------------------
                      Total                                         $183,350            $46,250
                                                               =================================

Research expenses - All research expenses incurred by the Company are expensed as incurred.

Income taxes - The taxable income or loss of the Company is included in the income tax returns of the individual members. Accordingly, no provision for the effect of income taxes has been included in these financial statements.

Note 2. Investment in Biophan Technologies, Inc.:

On November 30, 2005, the Company entered into a purchase agreement with a related party, Biophan Technologies, Inc. ("BTI") for BTI to acquire a substantial minority interest in Myotech, LLC. Under the terms of the purchase agreement, BTI will obtain a minority interest of approximately 40 percent in exchange for 4.9 million shares of BTI stock and a cash payment of $2,225,000 over a six month period. Effective November 30, 2005, BTI issued 4,923,080 shares of its common stock to the Company in exchange for 3,768,488 Class A units, resulting in a minority interest held by BTI of approximately 35% . The Company's investment in BTI is classified as available for sale, and is reported at its quoted market value, with any unrealized gains (losses) being included in Accumulated Other Comprehensive Income (Loss).

                  Shares received from Biophan Technologies, Inc.                        4,923,080
                  Price per share                                                            $2.10
                                                                               --------------------
                           Sub-total                                                   $10,338,468
                  Additional costs to acquire investment                                   243,775
                                                                               --------------------
                  Total cost of investment in Biophan Technologies, Inc.               $10,582,243

                  Market value of investment on November 30, 2005                       $8,467,698
                                                                               --------------------
                  Unrealized loss on marketable securities                            $(2,114,545)
                                                                               ====================

The 4,923,080 shares noted above represent a 35% ownership interest in the Company. In addition, BTI will be required to purchase an additional 811,037 shares over a six month period for the $2,225,000 noted above. The Company received $300,000 as an advance on this transaction. This advance is accounted for in members' equity as "Class A Units to be Issued". Subsequent to November 30, 2005, the Company has received another $500,000 toward the fulfillment of the $2,225,000. In addition, BTI has the option to acquire up to a 54 percent interest in the Company for cash over the next two years. For every Class A unit purchased, BTI will receive 0.25 warrants exercisable upon issuance with a warrant price equal to $2.7434 per unit, with a term of seven years from the date of issuance. None of these additional units has been purchased or issued as of November 30, 2005 or the date of this report.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes To Financial Statements
--------------------------------------------------------------------------------

Note 3. License Agreement:

The Company has entered into an exclusive, worldwide, royalty bearing license agreement dated February 2004 with Advanced Resuscitation, LLC ("ARLLC"). Several of the owners and directors of the Company are also owners and directors of ARLLC.

ARLLC owns the rights to the core DMVA technology. This licensee agreement gives the Company the right to commercialize the technology and bring it to market. As consideration, the Company was required to pay $25,000 to ARLLC to cover historical patent costs. ARLLC has agreed to waive this initial payment. The Company is also required to pay $10,000 each year on the anniversary date of the agreement for patent maintenance costs, until the Company makes its first commercial sale of a licensed product. The Company has agreed to assume all patent costs incurred during 2004 and 2005.

Under this agreement, the Company will be required to pay to ARLLC 5% of all license fees received by the Company and 5% of net sales and net service revenues. The Company is also required to pay 25% of all sublicense fees received. The company will be held to certain annual minimum payments beginning once royalty payments commence after initial regulatory approval and first licensed product shipment or upon significant change in Company ownership. The Company has not reached any thresholds that would cause these payments to commence as of November 30, 2005. As such, no payments have been made. (See Note
8)

Note 4. Related Party Transactions:

The Company has entered into an expense reimbursement agreement with Biophan Technologies, Inc. ("BTI"). Several of the Class A members of the Company are also directors of BTI.

Beginning in 2004, the payroll, related taxes and certain other benefits of several of the Company's directors are being paid by BTI. The Company's share of these expenses are then reimbursed to BTI. During the eleven months ended November 30, 2005 and 2004, the Company's share of these expenses amounted to $111,206 and $88,457, respectively.

The Company also pays various other expenses on behalf of BTI and Biomed Solutions, LLC ("Biomed"), and seeks reimbursement for them. All of the above mentioned transactions are accounted for in the "Due to related parties" account. Amounts owed to (from) BTI and Biomed were as follows at November 30:

                                                    2005                2004
                                                    ----                ----
           Due to BTI                              $59,014            $69,114
           Due to (from) Biomed                         28            (1,064)
           Due to Technology Innovations               258                  0
                                            ----------------------------------
               Total                               $59,300            $68,050
                                            ==================================

Note 5. Concentrations of Credit Risk:

The Company maintains its cash at one bank. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of November 30, 2005 and 2004, amounts in excess of insurable limits were approximately $0 and $130,000, respectively.

                                  MYOTECH, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes To Financial Statements
--------------------------------------------------------------------------------

Note 6. Profit Sharing Plan:

The Company's employees are eligible to participate in the 401(k) plan of Biophan Technologies, Inc. Employees may defer a portion of their compensation after meeting certain eligibility requirements. The Company makes matching contributions up to 4% of employee wages based on certain levels of employee deferrals. The Company can also make profit sharing contributions to the plan at its discretion. The Company's matching contributions for the eleven months ended November 30, 2005 and 2004 were $3,523 and $0, respectively.

Note 7. Operating Lease Commitments:

The Company has entered into operating leases for office space. Total lease expense, including common area charges, for all operating leases was $13,722 and $3,710 for the eleven months ended November 30, 2005 and 2004, respectively. Future minimum lease payments under this operating lease are currently estimated as follows:

                  2006                                      $13,140
                  2007                                        7,665
                                                      --------------
                      Total                                 $20,805
                                                      ==============

Note 8. Subsequent Events:

As of December 19, 2005, Advanced Resuscitation, LLC assigned the license rights to the core Direct Mechanical Ventricular Actuation technology. The Company now has complete ownership of all rights to this property. (See Note 3)